                                                                  EXHIBIT 99.471

[PEROT SYSTEMS LOGO]

RELIANT ENERGY

Friday August 4, 2000

[PEROT SYSTEMS LOGO]  Agenda

10:00 - 10:15       Perot Systems Overview

10:15 - 10:45       Global Infrastructure Services

10:45 - 11:15       Systems Integration Services

11:15 - 11:45       SAP Practice

11:45   Break

12:00 - 12:30       Business Consulting - Change Management

12:30 - 13:00       Business Consulting - E-commerce

13:00 - 13:30       Energy Domain Discussion

13:30 - 14:15       Q & A

14:15 - 14:30       Merit Drive

[PEROT SYSTEMS LOGO]

PEROT SYSTEMS CORPORATION OVERVIEW - JOHN KING

[PEROT SYSTEMS LOGO]    GROWTH TRACK RECORD

51 World-wide
  Locations:
33 North America,
 18 International

[CHART]


 $1.1b
Revenue

[CHART]

More than
 7,000
Employees*

[CHART]


*As of November 1999

[PEROT SYSTEMS LOGO]    PEROT SYSTEMS ORGANIZATION


                                                                   PEROT SYSTEMS
                                                                   JULY 11, 2000

[ROSS PEROT ORGANIZATIONAL CHART]

[PEROT SYSTEMS LOGO]   U.S. OFFICES

[MAP]

[PEROT SYSTEMS LOGO]      European and Asian Offices


                                     [MAP]

[PEROT SYSTEMS LOGO]  Corporate Value

WE SERVE OUR CUSTOMERS -- with innovative, responsive solutions to their needs.

WE VALUE OUR PEOPLE -- by attracting, developing, and recognizing outstanding people, and caring for them and their families.

WE OPERATE WITH INTEGRITY -- by treating our customers, people, and suppliers in a fair and honest manner, as we would want to be treated.

WE REWARD OUR STOCKHOLDERS -- by producing strong financial performance from which everyone benefits.

WE CONTRIBUTE TO OUR COMMUNITY -- by using our talents and resources to better the conditions in the diverse communities in which we work.

LEAD by example.

CONDUCT our personal and professional life in a manner that will bring credit to ourselves, our family, and our company at all times.

OPERATE in the center of the field of ethical behavior -- never on the sidelines.

CREATE and maintain an atmosphere of mutual trust and respect.

LISTEN carefully to our customers and our team members who work directly with our customers, and be open to ideas.

ENCOURAGE every team member to take risks, exercise initiative, deliver quality results, and never be afraid to make honest mistakes.

CREATE a supportive environment that nurtures personal and professional growth.

DO what we say we're going to do -- and more than is expected.

AND FINALLY, while we are building this great company -- have fun!

[PEROT SYSTEMS LOGO]      What We Do--Overview




WE FOCUS ON KEY INDUSTRIES THAT ARE EXPERIENCING RAPID GROWTH, A HIGH DEGREE OF CHANGE GLOBALLY, AND HAVE AN INCREASING RELIANCE ON INFORMATION TECHNOLOGY.

                                   [GRAPHIC]

CUSTOMIZED SOLUTIONS ARE DELIVERED THROUGH OUR INDUSTRY GROUPS, DESIGNED BY BUSINESS AND TECHNOLOGY EXPERTS WITH IN-DEPTH INDUSTRY KNOWLEDGE.

[PEROT SYSTEMS LOGO]      What We Do--Integrated Service Offerings





                                    Business
                                  Integration



                              Systems Integration/
                            Applications Development


                                 Infrastructure
                                    Services



               We blend our Core Disciplines to provide a custom
                    mix of services for each of our clients

[PEROT SYSTEMS LOGO]      Vertical Industry Focus



                                          FINANCIAL                                         TRAVEL &
                                          SERVICES                HEALTHCARE             TRANSPORTATION
                                          ---------               ----------             --------------

                                                              INSURANCE/DELIVERY           BACK OFFICE
                         FOCUS ------>  PAYMENT SYSTEMS          CONVERGENCE               OPERATIONS



                                                              HEALTHCARE SYSTEMS
                      SEGMENTS ------>  CAPITAL MARKETS          MANAGED CARE              RENTAL CARS
                                             BANKING        SERVICES & DISTRIBUTION        HOSPITALITY


                   PRODUCTIZED                                                             PEROT SYSTEMS
                SERVICES UNDER ------>  BILLINGZONE.COM            HEALTHBANK*                  VRS
                   DEVELOPMENT

                                        *Internal code name

[PEROT SYSTEMS LOGO]      Vertical Industry Focus



                                             ENERGY                                       COMMUNCATIONS
                                          & UTILITIES           MANUFACTURING                & MEDIA
                                          -----------           -------------             --------------

                         FOCUS ------>  DEREGULATION          SHOPFLOOR AUTOMATION         BACK OFFICE
                                                                                           AUTOMATION

                                        POWER MANAGEMENT
                      SEGMENTS ------>  ELECTRIC UTILITIES    HEAVY MANUFACTURING          TIER 2 AND TIER 3
                                                                                               PROVIDERS



                   PRODUCTIZED                                                                    OSS
                SERVICES UNDER ------>       IQom(TM)              Co-Create                      PSCS
                   DEVELOPMENT

[PEROT SYSTEMS LOGO]   Some Of Our Clients and Key Events

                                  [TIME LINE]

[PEROT SYSTEMS LOGO]   Subsidiaries and Equity Partners

Perot Systems augments its business and technical strengths through partnerships and alliances. Perot Systems has made several acquisitions since 1996, adding strength in the areas of business integration and consulting, business to business e-commerce, business re-engineering, SAP implementation, data mining and systems management.

                                   [TIME LINE]

       Syllogic, a leader in the data mining and systems management, and, Solutions Consulting, a leader in SAP implementation, are some of the latest additions to the Perot Systems family of business

[PEROT SYSTEMS LOGO]  The Partnership Development Process

Initiating          Exploring           Defining            Cementing
Partnership         Partnership         Partnership         Partnership


          o    Side by side
STYLE     o    Business case driven                            ->   DELIVER   ->
          o    High level executive involvement from outset


o Meeting           o Understanding     o Business Case     o Due Diligence
  of minds            Business Issues     Driven
                                          Discussions       o Contracting
o Complementary     o Articulate
  of Values &         Objectives        o Deal Structure    o Closing
  Style
                                        o Statement of      o Transition
                                          Intent

[PEROT SYSTEMS LOGO]

GLOBAL INFRASTRUCTURE SERVICES (GIS) OVERVIEW - DERRELL JAMES

[PEROT SYSTEMS LOGO]  Agenda

o    Vision

o    What is GIS?

o    Data Center Operations

o    Infrastructure Practices

o    Strategic Partnerships

[PEROT SYSTEMS LOGO]  A Vision of Infrastructure Operations

o    Demand for managed infrastructure services has never been greater

o Tremendous demand to move some key systems to "Internet data centers"; but private, "hardened" data centers will not disappear.

o    "New breed" of infra providers; now challenged to offer managed services

o    Unique value in offering total, seamless infrastructure solutions

o World-class total solutions require partnerships between tradition and "new breed" providers.

o Those who recognize the opportunities presented by these changes are greatly rewarded

o Perot Systems must hone its core infrastructure management capabilities and supplement non-core with strategic partnerships

[PEROT SYSTEMS LOGO]   Capability Development Process


                           Technical                  Technical
Core                 ->    Implementation      ->     Consulting
Capabilities               Capabilities               Capabilities
(Operations Teams)   <-    (Delivery Teams)    <-     (Practice Teams)


                            INFRASTRUCTURE STRATEGY


Outsourcing Client         SI Client                  Industry Analysis &
Requirements               Requirements               Partner Direction

[PEROT SYSTEMS LOGO]  What is GIS?

o    Global Infrastructure Services

     o    The core "infrastructure utility" for Perot Systems and its clients

o Mission: To provide the highest quality of service at the lowest possible cost by matching business needs to appropriate infrastructure technologies through innovative thought leadership

o We empower our customers by applying our technology competencies, scalability and processes to achieve their business goals

APPLY TECHNOLOGY COMPETENCIES AND PROCESSES TO ACHIEVE BUSINESS GOALS

[PEROT SYSTEMS LOGO]   The Integrated Management Matrix

                                    [CHART]

[PEROT SYSTEMS LOGO] GIS FUNCTIONAL SUPPORT VIEW

                                      GIS
                                   MANAGEMENT

  BUSINESS    END USER                        TECHNICAL       COMMUNICATIONS     QUALITY
DEVELOPMENT   SUPPORT         OPERATIONS       SUPPORT          ENGINEERING     MANAGEMENT
-----------   --------        ----------      ---------       --------------    ----------
Network       Site Support    System Ops       Capacity        Network          Asset/Inventory
Practice                                       Planning                         Management
              Help Desk       Tape Ops                         WAN
ESM Practice                                   Performance                      Configuration
              Security        Prod. Control    Management      LAN              Management
CRM Practice  Administration
                              Facilities       Database        Voice            Problem
Account       Email Support                    Management                       Management
Migrations                    Scheduling                       Network Ops
                                               Systems                          Change
Account                                        Programming/    Hosting Ops      Management
Services                                       Administraton
                                                               Security Design  Trend Analysis
Cost                                Level 1    Program
Modeling              European                 Products/                        Systems
                   Infrastructure              Software                         Automation
Vendor                                         Delivery
Channel                                                                         Tivoli
Management                                     Storage
                                               Management                       Contingency
  Business                                                                      Planning
  Support                                      Hardware
                                               Management
Procurement
 & Travel                                      Automation         Level 2 &
                                               Support              Level 3
Finance
                                                                                Delivery
                                                                                Support

[PEROT SYSTEMS LOGO]

DATA CENTER OPERATIONS

[PEROT SYSTEMS LOGO]  Data Center Operations Overview

o Core capability

o 24x7 Level 1-3 operations


[MAP]


o PSC facilities adding Internet-focused capabilities

[PEROT SYSTEMS LOGO] Multi-Client Business Environment

HEALTH CARE                        COMMUNICATIONS                     TRAVEL &
                                          & MEDIA                     LEISURE
o Magellan                         o MediaOne                         o Choice Hotel International
o TENET                            o AT&T                             o Citibank Travel Services
o St. Joseph's                     o British Telecom                  o Europcar
o Value Heath Sciences             o Cable & Wireless                 o National Car Rental
o Owens & Minor                    o Deutsche Telecom                 o Pentaster
o Harvard Pilgrim                  o Excel                            o Rosenbluth
o Cedars Sinai                     o MCI                              o Ryder TRS
o Quintiles                        o WinStar                          o Alamo Car Rental
                                                                      o Triton Container

MANUFACTURING                      ENERGY                             FINANCIAL SERVICES

o Cadillac Plastics                o Los Angeles Department           o Bank of Ireland
o Hayes Wheels                       of Water and Power               o Barclays Home Mortgage
o Kelsey-Hayes                     o Northern States Power            o Credit Agricol
o Parsons                          o Southern California Edison       o M&G
o Rouge Steel                      o CalPX                            o NationsBank
o Safeskin Corp.                                                      o UBS
o Volkswagen of NA                                                    o Cedel
o SafeSkin

INSURANCE

o Hamburg Mannheimer
o Robert Plan
o Rocky Mountain Life

[PEROT SYSTEMS LOGO]  Internet Data Center Additions

o    Redundant, truly diverse, high capacity Tier 1 Internet connectivity

o    "Ready cabinet" leveraged hosting infrastructure

     o    Pre-provisioned, full redundancy

     o    Routing, switching, caching, load balancing, cabling

o    "Ready mail" leveraged messaging infrastructure

o    Web-centric management tools

o    Support for multicast data/video transmission

o    Future expansion of "front-end" facilities to co-lo partner

[PEROT SYSTEMS LOGO] Internet Hosting Services Architecture


                                                  [GRAPHIC]

                 User

               Redundant

                 Cache

               Redundant

                 LOAD
               BALANCER

               Redundant

               FIREWALL

               Redundant

                  WEB

     DATABASE            APPLICATION

Serves redundant as user requirements demand

[PEROT SYSTEMS LOGO]

ENTERPRISE SYSTEMS MANAGEMENT

[PEROT SYSTEMS LOGO]  ESM Practice Mission

o Provide our clients predictability and efficiency in the operations of their Distributed Systems Information Technology environment through the:

     o    Development of formal IT operational processes.

     o    Re-alignment of the IT operational organization.

     o    Deployment of systems management technologies.

o . . . thereby formally establishing Information Technology Operations as a mission critical business activity.

[PEROT SYSTEMS LOGO] ESM Service Offerings

                             ESM PROGRAM CONSULTING
                                    [CHART]

                             ESM PROGRAM MANAGEMENT
                                    [CHART]

                            ITIL PROCESS CONSULTING
                                    [CHART]

                             APPLICATION MANAGEMENT
                                    [CHART]

                            TECHNOLOGY RAPID RESULTS
                                    [CHART]

                          ADAPTIVE SYSTEMS MANAGEMENT
                                    [CHART]

[PEROT SYSTEMS LOGO] ESM Presence
--------------------------------------------------------------------------------


                             EMS
                          CONSULTING     DEPLOYMENT     DEVELOPMENT     TRAINING     OPERATIONS
                          ----------     ----------     -----------     --------     ----------
The Netherlands               *              *               *              *
ESM Practice

United Kingdom                *              *                              *
EMS Practice

Germany                       *              *               *              *
ESM Practice

North American                *              *               *              *
ESM Practice

GIS ESM Operations                           *                                            *

[PEROT SYSTEMS LOGO] ESM Methodology

Project
Initiation            Quickscan             Blueprint               Integration              Deployment
-----------------     -----------------     -------------------     --------------------     -----------------
Define Scope          Assess Existing       IT Process              Detailed integration     Project planning
                      Environment           Architecture Design     requirements             and management
                                                                    definition

Itemize               Identify              Technology              Process design and       IT Infrastructure
Requirements          Opportunity/          Architecture Design     integration              Preparation
                      Investment Profile

Establish Project     ESM Process,          Build ROI model         Tool selection and       Process
Plan                  Organization, and                             integration              implementation
                      Technology
                      Capability                                    Infrastructure           ESM tool
                      Evaluation                                    impact analysis          deployment

                      Identify                                      Lab and pilot
                      Quick-hit                                     development
                      Enhancements

[PEROT SYSTEMS LOGO]

NETWORK SERVICES

[PEROT SYSTEMS LOGO]  Network Services Mission

o Bring the state of the art in end-to-end distributed computing infrastructure services to our customers' enterprises.

o Develop and deliver a refined, proven and reliable set of consulting and project management processes that addresses the networking lifecycle

o Develop and maintain the key vendor partnerships to create a value-added end-to-end solution

o    Build, develop, retain a world-class delivery team

[PEROT SYSTEMS LOGO]          NETWORK SERVICES OFFERINGS
-------------------------------------------------------------------------------



        SNA-TO-IP                                                          NETWORK
        MIGRATION                                                          SECURITY

        Consulting                                                 Assessment/remediation,
   Deployment Services                                             deployment, consulting
                                                                   services



                                      "END-TO-END"
                                 PLANNING AND DEPLOYMENT

                               WAN, LAN, server, desktop,
                              physical infrastructure, thin
                             client, remote access, carrier
                                services, VPN, Internet,
                                   project management



         INTERNET                                                          NETWORK
          HOSTING                                                         OPERATIONS

         Consulting                                                24X7 monitoring,
    Deployment Services                                            management, reporting,
                                                                   maintenance

[PEROT SYSTEMS LOGO] Network Lifecycle Methodology

Assessment            Design                Implementation          Management               Optimization          Transfer
-----------------     -----------------     -------------------     --------------------     -----------------     ----------------
Business              Map Technology        Procurement             Monitor &                Network               Mentoring
Drivers               to Business                                   Manage                   Utilization
                      Needs                 o Sourcing                                                             Training
Current IT                                                          o Desktop                Backbone
Architecture          Develop               o Contract                                       Architecture          Tools
                      Conceptual NW           Management            o Servers
Existing              Infrastructure                                                         Adds                  Transition
Topologies                                  o Logistics             o Firewalls
                      Define external                                                        Moves
Vendor                Connectivity          Install                 o Routers
Contracts                                                                                    Changes
                      Migration Path        Configure
Asset
Inventories           Resource              Test
                      Requirements
                                            Roll Out
                                            Migrate

                                    PSC PMM

Feasibility           Initiation            Planning                Execution                Shutdown

[PEROT SYSTEMS LOGO]

INFRASTRUCTURE STRATEGIC PARTNERS

[PEROT SYSTEMS LOGO]
--------------------------------------------------------------------------------

STRATEGIC PARTNERS


                                    [LOGOS]



"LEVERAGE" AN IMPORTANT PART OF OUR CAPABILITY

[PEROT SYSTEMS LOGO]

GLOBAL INFRASTRUCTURE SERVICES
Q & A

[PEROT SYSTEMS LOGO]

ENTERPRISE SYSTEM DEVELOPMENT AND INTEGRATION - ROD THOMPSON

[PEROT SYSTEMS LOGO]  Agenda

o    Program Management Methodology Overview

o    Case Study - Odyssey

[PEROT SYSTEMS LOGO]
--------------------------------------------------------------------------------


                                    [CHART]

[PEROT SYSTEMS LOGO]   WHY DO WE NEED A METHODOLOGY?
--------------------------------------------------------------------------------

                    Standish Group 1998 Chaos Study Results


                                    [CHART]

[PEROT SYSTEMS LOGO] Feasibility

PURPOSE

ESTABLISH THE END USER RELATIONSHIP TO GENERATE SUFFICIENT INTEREST TO JUSTIFY INVESTMENT.

OBJECTIVES                                                  OUTPUTS

* GATHER SUFFICIENT INFORMATION TO ASSESS OPPORTUNITY

* CLARIFY AND DEFINE THE SPONSOR'S BUSINESS NEED            * PROJECT CHARTER

* UNDERSTAND THE PROBLEM TO BE SOLVED

* IDENTIFY DESIRED APPROACH TO SOLVE THE PROBLEM

[PEROT SYSTEMS LOGO] Initiation


PURPOSE

Further define the business requirements and objectives. The resulting work in this phase feeds the proposal development process.

OBJECTIVES                                   OUTPUTS

-    IDENTIFY PROJECT OBJECTIVE              -    PROJECT DEFINITION WORKSHOP
-    CLEARLY IDENTIFY BUSINESS                    CHECKLIST
     REQUIREMENT AND MAJOR DELIVERABLES      -    PROJECT DEFINITION WORKSHOP
-    DEVELOP HIGH-LEVEL ESTIMATES OF              REPORT
     PROJECT SCOPE, SCHEDULE AND RESOURCES   -    RESOURCE ESTIMATE
-    PROVIDE INPUT TO THE PROPOSAL PROCESS   -    SCHEDULE FOR PLANNING PHASE

[PEROT SYSTEMS LOGO] Planning

PURPOSE

PROJECT PLANNING IS OF MAJOR IMPORTANCE TO A PROJECT. DETAILED PROJECT PLANNING ESTABLISHES THE PLANS, PROCESSES, CONTROLS AND TOOLS TO WILL BE UTILIZED
DURING EXECUTION PHASE.

OBJECTIVES                                   OUTPUTS

->   VALIDATE AND REFINE BUSINESS            ->   PROJECT INITIATION WORKSHOP
     REQUIREMENTS                                 CHECKLIST
->   DRILL DOWN SCOPE TO PRODUCE DETAILED    ->   PROJECT INITIATION WORKSHOP
     WORK BREAKDOWN STRUCTURE                     REPORT
->   FINALIZE PROJECT SCHEDULE, RESOURCES    ->   PROJECT SCHEDULE
     AND BUDGET                              ->   QUALITY AND COMMUNICATIONS
                                                  PLANS
->   ORGANIZE AND FINALIZE PROJECT TEAM      ->   CHANGE CONTROL PROCESS
->   ESTABLISH PROJECT CONTROL PROCEDURES    ->   STATUS REPORT FORMAT
->   OBTAIN CUSTOMER AGREEMENT/CONTACT       ->   SIGNED PROJECT PLAN

[PEROT SYSTEMS LOGO] Execution

PURPOSE

KICKS OFF DELIVERY ASPECTS OF THE PROJECT. PROGRESS, QUALITY, SCOPE, RISK, COSTS AND CHANGES ARE MONITORED, MEASURED AND CONTROLLED AGAINST THE PROJECT PLAN USING THE MECHANISMS ESTABLISHED IN THE PLANNING PHASE.

OBJECTIVES                                   OUTPUTS

-    FULFILL CONTRACT DELIVERABLES           -    KICK-OFF MEETING MINUTES
     SUCCESSFULLY                            -    UPDATED PROJECT SCHEDULE
-    MONITOR AND CONTROL CONTACT             -    COST TRACKING WORKSHEET
     DELIVERY                                -    STATUS REPORTS AND MINUTES
-    COMMUNICATE PROGRESS AND ISSUES         -    APPROVED CHANGE REQUESTS
     TO PROJECT STAKEHOLDERS                 -    PROJECT COMMUNICATIONS
                                                  CALENDAR
                                             -    METRICS AND SHUTDOWN SCHEDULE
                                             -    CUSTOMER ACCEPTANCE SIGN-OFF

[PEROT SYSTEMS LOGO] SHUTDOWN

PURPOSE

REVIEW AND EVALUATION OF THE PROJECT AND REPORTING THE OUTCOME OF THE PROJECT. SHUTDOWN OF ALL PROJECT WORK AND PROCESSES AS WELL EFFORTS TO ENSURE FUTURE PROJECTS BENEFIT FROM THE ACCOMPLISHMENTS OF THIS PROJECT.

OBJECTIVES                                        OUTPUTS

-    REVIEW, EVALUATE AND REPORT PROJECT          -    POST PROJECT REPORT
     ACCOMPLISHMENTS, DELIVERABLES, BEST
     PRACTICES AND LESSONS LEARNED
-    TRANSITION PROJECT STAFF
-    SHARE PROJECT KNOWLEDGE GAINED WITH
     CUSTOMER AND PEROT SYSTEMS

[PEROT SYSTEMS LOGO]

Case Study: Odyssey

[PEROT SYSTEMS LOGO]  Car Rental Industry -- AN INTERNATIONAL PERSPECTIVE

o    The car rental business model

     o    Customer perceived commodity-type service

     o    Saturated Market -- Significant global, national and niche competitors

     o    Significantly price competitive versus service competitive

     o    Difficult economic model

          o    low profit margins

          o    large capital outlays for vehicles

o    Customer perceptions

     o    Business travelers / frequent renters (70%)

          o    car companies are much the same

          o    service is slow and quality is spotty

     o    Leisure travelers / infrequent renters (30%)

          o    car rental companies are out to sell optional services

          o    rental prices are too high

          o    not as concerned about speed or service levels

o    Travel industry is generally predictable and experiences annual cycles

[PEROT SYSTEMS LOGO]  National Car Rental: Business Drivers/Needs

o    Background Information on National:

     o National Car Rental System, Inc. was acquired in January 1997 by Republic Industries

     o Headquartered in Minneapolis, Minnesota, National has approximately 650 locations in the United States, Canada and Australia with marketing affiliations in Latin America, Europe, japan and the Caribbean. Domestically, the company operates an average fleet of approximately 160,000 vehicles.

     o National is the 5th largest company world-wide in the car rental industry

o    Business Drivers/Needs

     o Ability to deliver a cost contained solution with tightly-coupled, shared risks

     o    Ability to rapidly bring Odyssey to market

          o quickly improve ability to manage the business through improved information

          o    ability to displace the incumbent IT provider's expiring contract

          o faced with a significant investment to re-mediate the legacy system

[PEROT SYSTEMS LOGO]  National Car Rental: Business Drivers/Needs

o Business Drivers/Needs a low-risk system and provider with a proven solution

     o    a system containing global/international capabilities

          o    multi-language

          o    multi-currency

          o    multi-national regulations and taxes

     o flexibility in a system to incorporate future business and market changes

          o    internet

          o    supplier e-commerce integration

          o    future company expansions

               o    National Tilden

               o    National Australia

               o    Alamo

          o    the Euro

          o    and so on . . .

[PEROT SYSTEMS LOGO]  National/Odyssey Project Description

o    National Car Rental (NCR) operational perspective:

     o    Three major Reservation facilities

     o    Over 500 Rental Operations Stations

     o    Over 4,000 user terminals

     o    Over 7,000 end users

     o Existing mission critical application (Expressway) resided on an IBM mainframe; comprised of 70+ legacy systems, 20+ years old

o    Odyssey development and rollout:

     o Migrate the existing Expressway system off of the mainframe and onto a new multi-tiered client / server platform (Odyssey) over a 15+ month period

     o New platform comprised of five high-end and fourteen mid-range Unix servers, supporting four terabytes of disk space

     o    Convert Expressway operational and historical data

     o    Bridge Expressway and Odyssey information during transition

     o    Overhaul process / procedure workflow

o    Scope/challenges

     o Managing the client sub-teams on 'must-have' functionality and having client senior leadership make the tough decisions on moving functionality to the future

     o    Tight delivery time frames

     o    Creating the 'point release' strategy to avoid the 'big bang'

     o    Staffing the team

o    Scope/challenges (cont'd)

     o    Remote development sites; Orlando, Reston, Denver, Lexington, London,
          India

     o    Internal Communication amongst over 400 associates

     o Implementation / Integration / Testing of the components of a complex system

     o    Deferring non 'day one' requirements to future releases

     o    Client's ability to support data setup requirements

     o    Change Control, Contract Management, Budget control

     o    Interim support of other NCR systems currently supported by EDS

[PEROT SYSTEMS LOGO] Application Methodology

                                    [CHART]

[PEROT SYSTEMS LOGO]   Development Staffing

[] Odyssey development locations included Atlanta, Denver, Lexington, Minneapolis, Orlando, and Reston in the US, and London in the UK.

[] Implementation teams include Infrastructure (network, operations, database administration, testing, and user training), Development, Data Conversion and Training

[]   Development sub-teams include:

     [] Reservations, Rental Operations, GDS, Managed Resources/Fleet, Billing, Rates, Sales and Marketing, Tools and Methodology, Internet/Intranet

[]   Development staffing requirements -- 7/1/97 start:

     []   by  01 Sep 1997  down   53
     []   by  01 Oct 1997  down   81
     []   by  01 Jan 1998  down  115
     []   by  01 Feb 1998  down  132
     []   by  01 Apr 1998  down  145 (maintain this level until 01-Jul-1998)

[PEROT SYSTEMS LOGO]   Odyssey Development Effort


[]   Overall Effort:

     -  300 Man-Years within First 2 Year

     -  At Peak 200 developers

     -  $100M + investment to-date

[]   Application Size:

     -  >750 Screens

     -  >750 Pro C Programs

     -  >250 Report Writer Modules

[]   Scalable -- up and down

[PEROT SYSTEMS LOGO]

PRACTICE AREAS (SAP) - SUKUMAR NARAYANAN

[SOLUTIONS CONSULTING LOGO]

[PEROT SYSTEMS LOGO]  TeamSAP Partner

o Solutions Consulting (SC) specializes in the planning, implementation and support of SAP R/2 and R/3 for manufacturing and distribution companies.

o SC is an SAP National Implementation Partner, mySAP.com Partner and a Certified ASAP Partner.

o SC has a track record of 100% success as a prime integrator and supporter of SAP solutions. This means:

     o    all projects at or under budget

     o total actual project consulting fees consistently less than competitive bids

     o    all projects completed at or earlier than scheduled timeframe

     o all projects achieved scoped or additional functionality and planned or greater business process re-engineering to support targeted business case.

     o    all projects achieved targeted knowledge transfer to client personnel

     o references available from multiple core team members at all of SC's SAP clients

[PEROT SYSTEMS LOGO]  SAP Project Profile

o    Our consultants average 5 years of SAP experience

o    Our consultants average 9 years of industry and business process experience

o On each of the projects, we are working with a client team to deliver a solution which will cost between 1/3 and 1/2 less than fees quoted by the competition

o    Each project is "powered" by the ASAP implementation methodology

o We are providing substantial re-engineering of business processes and knowledge transfer to the client core team

o    The projects include a large number of international sites

o We will provide long-term application and infrastructure both on-site and remotely (from our Solution Centers)

o    The result -- 100% project success (...just ask our customers)

[PEROT SYSTEMS LOGO]  SAP Implementation Successes - (Dow Corning Corporation)

o    Full suite, global SAP R/3 implementation

o    SAP Modules: FI, CO, MM, PP-PI, QM, SD, PM, WM

o    The project followed a phased implementation approach -

     o Global design template used to roll-out across all Dow Corning locations

     o    United Kingdom first, followed by Europe, the Americas, and Asia

o Timeline: SC start Nov 95, 3.0b installed Feb 96, Pilot Roll-out completed in September 1996 in 3.0e

o Solutions consultants led the team through gap analysis, design, conference room pilots, configuration, conversion, testing, and cut over

o    SC participated through the European roll-out and into Japan and the US

o    Dow Corning implementation now includes:

     o    Europe, North America, South America, Asia-Pacific

     o    18 Countries, 3 languages (including Kanji)

     o    Over 85 locations

     o    Average 800 concurrent users in near 24/7 environment

[PEROT SYSTEMS LOGO]  SAP Implementation Successes - (Calgon Carbon Corporation)

o International chemical and equipment manufacturer and distributor with $340 million in annual sales

o    SAP Modules: FI, CO, AM, MM, PP, QM, SD

o Five in-scope business units ranging from discrete/small project systems to consumer packaged goods environment to batch process chemicals environment

o 12 Sites in 6 Countries implemented in 8 months. Phase II (3 sites, 2 countries) implemented on schedule over 4 months in parallel with Phase I support.

o    SAP R/3 supports all critical business functions

     o Order management, product allocation, pricing, promotion and credit management

     o Procurement, material planning, supply chain management and quality management

     o Financial, cost/profit center accounting, legal consolidations and asset management

     o Make-To-Stock/Package-To-Order chemicals management, services business management and small projects management

o    SC consulting fees charged 1/3 less than top end budget

[PEROT SYSTEMS LOGO] SAP Implementation Successes - (RTI International - RMI Titanium)

o Core manufacturing business implementation and pilot distribution business implementation for nonferrous metals manufacturer and distributor with $360 million in annual sales.

o SAP Modules: FI, CO, MM, PP, SD, VC, HR (PA, PD, 9 payrolls) Integrated 3rd party applications for product specifications (MASS), shop floor data collection (Factivity), custom production data approval system, custom labor incentives system, time and attendance (Kronos), custom lab information management and custom cast(melt) formulation management.

o Phase II launched on schedule for acquisitions roll-out, plant maintenance, app analysis

o SAP R/3 supports all critical business functions for RMI and core converters

     o Order management, pricing, promotion, credit management, variant configuration

     o Procurement, material planning, and custom cutting production management

     o Forecast, plan, schedule, production management, piece rate incentives, traceability/certificates for Melt(Cast) and Mill sides of production

     o AP, AR, Costing, Financials, Mgmt. and Financial Reporting, employee admin, benefits, payroll

o    Met time, dollar and business drivers budget by managing to vision

     o Proactive reaction to additional needs as they became visible (VC, Factivity, Kronos, etc.)

     o    Managed through labor strike in the middle of the implementation

[PEROT SYSTEMS LOGO]


LEADING FOR CHANGE - DAVID KANALLY

[PEROT SYSTEMS LOGO]   Sample Objective of a Change Process


[]   To successfully create a new, enterprise-wide IT entity

SUCCESS IS MEASURED BY:

[]   No impact on service levels/seamless to the customer

[]   People feel they have been treated fairly and with respect

[]   People affected will judge it a good move 12 months later

[]   100% acceptance of the change

[]   No employee relations flash points

[]   No negative press

[PEROT SYSTEMS LOGO]        Sample Ground Rules


     []   Our style will be strongly persuasive

     []   We operate with principles

     []   We communicate timely, honestly, factually

     []   We plan and publicize, so people have a roadmap

     [] We support our change agents with development and training to achieve a successful transition

     []   We design the process with fairness and report for people

     []   Cascading of information with be through line managers

     [] We will sequence the transition strategically, staring with line managers and working from there

[PEROT SYSTEMS LOGO] Sample Change Process

                                   [GRAPHIC]

                                    SPONSOR

                           DELIVER ON THE COMMITMENT

o    Ensuring feedback

o    Integrating new practices

o    Fostering ownership

o    Producing a culture of change



                                    SPONSOR

                              DEFINING THE CHANGE

o    Creating a vision for change

o    Ensuring change compatibility

o    Assuring "end user" buy-in

o    Ensuring top management support

                                    SPONSOR

                            DEFINING KEY STRATEGIES

o    Building the change team

o    Generating a network

o    Clarifying change strategies

o    Contracting for responsibilities

                                    SPONSOR

                      DIRECTING THE IMPLEMENTATION PROCESS

o    Generating a change plan

o    Developing individual and team leadership

o    Making critical decisions

o    Generating continuous improvements

[PEROT SYSTEMS LOGO]        Sample Principles for Change


     []   Strong leadership and direction from executive and senior management

          []   Words and actions

          []   Financial support

          []   Be there when the going gets tough

          []   Secure leaders in their future roles

     []   Leadership by example from line managers

          []   Early transition of line managers (change agents)

          []   Setting the pace for the new environment

          []   Bringing their teams through transition

[PEROT SYSTEMS LOGO]        Sample Principles for Change (continued)


     []   Communicating the business context for change

          []   Benefits to the business

          []   Fit with the company's competitive strategy and vision

     []   Open and honest approach to change

          []   All people issues will be dealt with fairly

          []   At a minimum, nobody will lose out in the transition

          [] Individual's need for reasonable time to reflect, consult and decide will be respected

          []   Approximate support and advice will be available to staff

          []   Communications will be clear, timely, truthful and concrete

[PEROT SYSTEMS LOGO]        Sample Roles


     []   Sponsor--responsible for successful transition

          []   Leading enthusiastically, from the front, in words and actions

          []   Creating and articulating the vision

          []   Clearing the roadblocks

          []   Driving the change

          []   Managing issues and risks

     [] Integrator/manager--responsible for orchestrating and driving overall approach to change

          []   Generating change plan

          []   Getting the job done at all costs

          []   Assuring timely progress of all change plan elements

          []   Forging alliances, gaining personal acceptance

          []   Driving completion of critical actions

          []   Monitoring and reporting progress

     []   Change agents/line managers--implement change on the ground

          []   Implementing change on the ground

          []   Making the change themselves first

          []   Bringing their teams through the change

          []   Highlighting issues and risks

          []   Feedback

          []   Living the example

     [] Communications manager--develops and delivers communications through the life of the change process

          []   Identifying audiences

          []   Identifying key messages, provides consistency in messages

          []   Identifying appropriate media, channels and frequency

          []   Supporting/qualifying change agents in communications

          []   Validating communications through feedback channels

     []   Subject matter experts--provide content and guidance as required

          []   HR/Personnel

          []   Training and Development

          []   Change management

[PEROT SYSTEMS LOGO]






TRANSITION PROCESS - DAVID KANALLY

[PEROT SYSTEMS(TM) LOGO]    Perot Systems Transition Approach


                      Perot Systems employs an integrated
                    transition process that affords both its
                  applicants and Associates the opportunity to
                  share and gather essential information that
                   serves as the basis for the evaluation and
                       decision regarding current career
                                 opportunities

[PEROT SYSTEMS LOGO] Transition and On-Boarding Processes

                                    [CHART]

[PEROT SYSTEMS LOGO]






                                PEOPLE PROGRAMS

[PEROT SYSTEMS LOGO] What are People Programs?

BUDDY PROGRAM

o    On-Boarding -- one-year process

o    Company orientation

o    Key activities

o    Employees volunteer

BROWN BAG SESSIONS

o    Informal learning sessions

o    Emphasis on personal and professional growth

o    Supports knowledge and people integration

ALL HANDS

o    Industry Group/Account meeting

o    Provides business unit status report

BUSINESS UNIT ORIENTATION

o    Follow up to company orientation

o    Provides business unit, account, or Industry Group overview

o    Leadership volunteers

NEWSLETTER

o    Provides current information on business unit activities

o    Celebrates personal and professional Associate accomplishments

C.A.R.E. community and associate related events

o    Addresses emergency needs of Associates

o    Includes community service projects

[PEROT SYSTEMS LOGO]


BUSINESS CONSULTING / E-COMMERCE - BOB SUH

[PEROT SYSTEMS LOGO] Introduction



    [] 70 expects in strategy, business performance improvement, organization change

    []    200 expects in CRM, ERP, and e-commerce

    []    150 expects in B2B exchange platform development

    []    Flawless execution and change provides huge shareholder value

[PEROT SYSTEMS LOGO] E-Commerce Track Record

   Clients                           Work                             Results
   -------                           ----                             -------

W.W. GRAINGER            Designed and built OrderZone       Voted 3rd most successful B2B
                         B2B marketplace                    e-commerce site by Business
                                                            Week
------------------------------------------------------------------------------------------
PNC BANK                 Building BillingZone EBPP          1st payor focused EBPP B2B
                         marketplace                        marketplace - launch date
                                                            6/1/00
------------------------------------------------------------------------------------------
OWENS & MINOR            Developed corporate e-commerce     Prioritized IT initiatives
                         strategy and implemented           around new e-commerce stragegy
                         e-commerce enabling technologies
-----------------------------------------------------------------------------------------
METALSITE                Defined B2B marketplace value      B2B Industry leader in metals
                         proposition, developed system      industry
                         architecture
-----------------------------------------------------------------------------------------
LOUISIANA PACIFIC        Identified e-commerce              Positioned LP to drive
                         opportunities and developed        development of e-commerce in
                         investment grade business plan     building products industry
-----------------------------------------------------------------------------------------
GE PLASTICS              Designed / implemented a web       Transformed an e-commerce
                         based front end and integrated     site that had < $10K sales /
                         this into existing order mgmt,     week into one doing over
                         fulfillment, and financial         $1.5MM sales / day
                         systems
-----------------------------------------------------------------------------------------


[PEROT SYSTEMS LOGO] Recent Deals in E-Commerce

o        SmithKline Beecham

         o        Global e-commerce strategy

         o        Focus on getting ahead of curve for major customers

o        LTV

         o        Global e-commerce strategy

o        Microsoft

         o Project management support for Next Generation Supply Chain project

o        Gerling

         o        New venture in internet insurance

o        Johnson Controls

         o        E-commerce organization set-up and business planning

[PEROT SYSTEMS LOGO] Sector by sector highs and lows

                                  [ILLEGIBLE]

                                    [CHART]

[PEROT SYSTEMS LOGO] What drives the wild ride?

o        P/Es have moved up -- we are in a promise-driven market

o        Huge ramp-up in venture capital and faster seed-to-IPO cycles

o        Day traders and individuals are swinging the market

o Large institutions claim they (HAD) no choice but to heed momentum and ignore fundamentals

[PEROT SYSTEMS LOGO] What does this mean for executives?

[]       Make big promises to keep up

[]       Spend more time with non-customer constituents

[]       Be capable of attracting and retaining talent

[]       Top-line on "things", bottom-line on "non-things"

[]       Execution, execution, execution

[PEROT SYSTEMS LOGO] EXECUTION AFFECTS SHARE PRICE


                                    [GRAPH]

                                  OPERATIONAL
                               EXCELLENCE METRICS

[PEROT SYSTEMS LOGO] Owens & Minor

-------------------------------------------------------------------------------

[] Target a
   business area

          [] Increased sales growth with
             e-commerce

          [] Now starting supply chain program

-------------------------------------------------------------------------------

[] Practical and
   flexible

          [] Started and stopped new ventures

          [] Advised on industry partnerships

          [] Supported dot com alliances

-------------------------------------------------------------------------------

[] Ability to
   change all
   aspects of
   targeted area

          [] Manage end-to-end systems

          [] Manage IT cost center

          [] Provide strategic consulting and
             systems integration for e-commerce

-------------------------------------------------------------------------------

[] Market focus

          [] Helped close major new deal

          [] Actively partner in sales involving
             e-commerce and technology

-------------------------------------------------------------------------------

[PEROT SYSTEMS LOGO]   Five E-Commerce Myths


1.   Dot-com's can beat established firms.

2.   E-commerce will solve old problems.

3.   B2B exchanges are stand-alone businesses.

4.   E-commerce is strategic and proprietary.

5.   First movers gain competitive advantage.

[PEROT SYSTEMS LOGO]   Early Predictions


-------------------------------------------------------------------------------

[]   Huge consolidation of              [] 50+ STOCK EXCHANGES IN NEW YORK
     B2B exchanges                      [] MOST EXCHANGES WILL LOOK LIKE PONG
                                        [] MOST WILL RECOGNIZE AS UTILITIES

-------------------------------------------------------------------------------

[]   Industry alliances aren't          [] STANDARDS AND COMMON PROCESSES
     businesses, but may be                HIGHEST PRIORITY
     shared services                    [] MUST OVERCOME GROUP GROPE CHALLENGE

-------------------------------------------------------------------------------

[]   EDI will be as persistent          [] IF IT AIN'T BROKE, DON'T FIX IT
     as COBOL                           [] NETWORKING BENEFITS FAR OFF
                                        [] CONCERN OVER CAPACITY AND THROUGHPUT

-------------------------------------------------------------------------------

[]   Collaboration will                 [] CULTURE, HISTORY AND COMPENSATION
     provide gains, but big                ARE ROADBLOCKS
     execution hurdles                  [] MASSIVE DATA WAREHOUSING ISSUES

-------------------------------------------------------------------------------

[PEROT SYSTEMS LOGO]   Assessing Projects Against Risk/Return Criteria


AREAS TO ASSESS                    LOW                           MEDIUM                         HIGH
---------------                    ---                           ------                         ----
[] Ownership                  [] One owner                  [] Shared ownership           [] Unclear ownership
                              [] Clear accountability       [] Aligned objectives         [] Wrong owner
-----------------------------------------------------------------------------------------------------------------
[] Stakeholders               [] Competitive pay            [] Workload exceeds pay       [] Pay not competitive
                              [] Role matches skills        [] New functions added        [] Role exceeds skills
                              [] Communication clear        [] Communication unclear      [] No communications
-----------------------------------------------------------------------------------------------------------------
[] Information Technology     [] No technology changes      [] Known technology           [] New technology
                              [] Can use manual             [] Modifications              [] On-line, real-time
                                 procedures, faxes,         [] New front-end              [] Real-time interfaces
                                 phones
-----------------------------------------------------------------------------------------------------------------
[] Implementation Team        [] Strong leader              [] Untested leader            [] Undefined leader
                              [] Team worked together       [] Experienced team           [] Extensive outside
                              [] Team has track record                                       assistance
                                                                                          [] Inexperienced, young
                                                                                             team
-----------------------------------------------------------------------------------------------------------------
[] Deployment                 [] Simple policy/procedure    [] Requires training          [] Systems installation
                                 change                     [] New systems/reports        [] Complex technical
                              [] Clear understanding                                         interfaces
                                 communication                                            [] New roles & reporting
-----------------------------------------------------------------------------------------------------------------

[PEROT SYSTEMS LOGO]


ENERGY DOMAIN DISCUSSION - KEN SCOTT/ED SMITH

[PEROT SYSTEMS LOGO] Summary - Recap

                                    [CHART]